                               CARSEN GROUP INC.
                                  as Borrower
                                    - and -
                             CANTEL INDUSTRIES INC.
                                  as Guarantor
                                    - and -
                            NATIONAL BANK OF CANADA
                                   AS LENDER

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                         FIRST LOAN AMENDING AGREEMENT

--------------------------------------------------------------------------------

                          DATED AS OF AUGUST 28, 1995

    FIRST LOAN AMENDING AGREEMENT dated as of August 28, 1995 among Carsen Group Inc. (the "Borrower"), Cantel Industries Inc. ("Cantel") and National Bank of Canada (the "Lender").

    WHEREAS the Borrower, Cantel and the Lender are parties to a loan agreement dated as of October 29, 1993 (the "Loan Agreement") pursuant to which the Lender has agreed to make extensions of credit to the Borrower on the terms and conditions contained therein and Cantel agreed to make certain commitments with respect to the Borrower's obligations to the Lender;

    AND WHEREAS Section 8.05 of the Loan Agreement provides, INTER ALIA, that no amendment or waiver of any provision of the Loan Agreement shall be effective unless consented to in writing by the Lender;

    AND WHEREAS the Borrower has requested that the Lender, INTER ALIA, (i) extend the Repayment Date to December 31, 1996; (ii) increase the Notional Amount of Foreign Exchange Hedging Arrangements to U.S. $15,000,000; (iii) reduce the interest rate on Canadian Dollar Advances to the Prime Rate plus 0.75% per annum; (iv) reduce the stand-by fee charged on the undrawn portion of the Credit Facility to 0.25% per annum; and (v) make Bankers' Acceptances available to the Borrower under the Credit Facility;

    AND WHEREAS the Lender has agreed, subject to the terms and conditions set out herein, to permit such amendments to the Loan Agreement;

    AND WHEREAS Cantel wishes to confirm the continuing validity of the Letter of Guarantee and its agreement with the terms and conditions of this First Loan Amending Agreement;

    NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

    SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Loan Agreement are used in this First Loan Amending Agreement, including the recitals hereto, as defined in the Loan Agreement.

    SECTION 2. AMENDMENTS TO SECTION 1.01 OF THE LOAN AGREEMENT. (1) The definition of "Accommodation" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

   "ACCOMMODATION" means, (i) an Advance made by the Lender on the occasion of any Borrowing; (ii) the issue of a Letter of Credit by the Lender; (iii) the acceptance of a Trade Letter of Credit by the Lender; (iv) the provision of any Foreign Exchange Hedging Arrangement by the Lender; and (v) the creation and purchase of Bankers' Acceptances or the purchase of completed Drafts by the Lender on the occasion of any Drawing."

    (2) The following  definition of  "Bankers' Acceptance" is  hereby added  to
Section 1.01 of the Loan Agreement after the definition of "Associate" and before the definition of "Beneficiary":

    "BANKERS' ACCEPTANCE" has the meaning specified in Section 2.16."

    (3) The definition of "Commitment" in Subsection 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "COMMITMENT" means (i) for the period from the Closing Date to December 31, 1995, up to U.S. $7,500,000; (ii) for the period from January 1, 1996 to December 31, 1996, up to U.S. $6,500,000; (iii) for the period from January 1, 1997 to December 31, 1997, up to U.S. $4,500,000; and (iv) for the period from January 1, 1998 to December 31, 1998, up to U.S. $2,500,000."

    (4) The definition of "Distribution Agreement" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "DISTRIBUTION AGREEMENT" means the agreement between the Borrower and Olympus dated as of April 1, 1994 or any subsequent renewal thereof."

    (5) The following definitions shall be added to Section 1.01 of the Loan Agreement after the definition of "Division Sample Inventory" and before the definition of "Earnings Available for Interest":

    "DRAFT" means at any time a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by the Borrower on the Lender or any other Person and bearing such distinguishing letters and numbers as the Lender or such Person may determine, but which at such time has not been completed or accepted by the Lender or such Person.

    "DRAWING" means (i) the creation and purchase of Bankers' Acceptances by the Lender or by any other Person pursuant to Article 2; or (ii) the purchase of completed Drafts by the Lender or by any other Person pursuant to Article 2.

    "DRAWING FEE" means, with respect to each Draft drawn by the Borrower hereunder and purchased by any Person on any Drawing Date, an amount equal to 1.75% of the aggregate Face Amount of such Draft, calculated on the basis of the term to maturity of such Draft and a year of 365 days.

    "DRAWING DATE" means any Business Day fixed pursuant to Section 2.18 for a Drawing.

    "DRAWING NOTICE" has the meaning specified in Section 2.18(1)."

    (6) The definition of Event of Default in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "EVENT OF DEFAULT" shall have the meaning specified in Section 7.01 and "DEFAULT" means an event which, with the giving of notice or passage of time, or both, would constitute an Event of Default."

    (7) The definition of "Face Amount" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "FACE AMOUNT" means (i) in respect of a Draft or a Bankers' Acceptance, as the case may be, the amount payable to the holder thereof on its maturity; and (ii) in respect of a Letter of Credit or Trade Letter of Credit the maximum amount payable to the Beneficiary."

    (8) The definition of "Lending Limit" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "LENDING LIMIT" means (i) for the period from the Closing Date to December 31, 1995, the lesser of U.S. $7,500,000 and the Margin Requirement,; (ii) for the period from January 1, 1996 to December 31, 1996, the lesser of U.S. $6,500,000 and the Margin Requirement; (iii) for the period from January 1, 1997 to December 31, 1997, subject to extension of the Repayment Date, the lesser of U.S. $4,500,000 and the Margin Requirement; and (iv) for the period from January 1, 1998 to December 31, 1998, subject to extension of the Repayment Date, the lesser of U.S. $2,500,000 and the Margin Requirement."

    (9) The definition of "Loan Documents" in Section 1.01 of the Loan Agreement is hereby amended by adding the phrase "the Drafts, the Bankers' Acceptances", after the phrase "means this Agreement", and before the phrase "the Security Documents".

    (10) The definition of "Margin Requirement" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "MARGIN REQUIREMENT" means the amount by which:

  (A) the sum of:

    (i) 85% of Division Eligible Accounts Receivable; and

    (ii) 75% of Eligible Accounts Receivable; and

    (iii) the lesser of (y) the sum of 85% of Division Eligible Accounts Receivable and 75% of Eligible Accounts Receivable, and (z) 50% of Eligible Inventory, and 40% of Division Sample Inventory to a maximum of, in the case of Division Sample Inventory, $1,000,000 (reducing to (i) 30% to a maximum of $750,000,000 from and after January 1, 1996;
          (ii) 20% to a maximum of $500,000 from and after January 1, 1997;  and
          (iii) 10% to a maximum of $250,000 from and after January 1, 1998, exceeds (B) the amount of liabilities owing by the Borrower which are capable of comprising a lien or trust claim under relevant legislation in respect of the assets of the Borrower ranking or capable of ranking in priority to the Security."

    (11) The definition of "Outstanding Principal Obligations" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    "OUTSTANDING PRINCIPAL OBLIGATIONS" means, at any time, the sum of (i) the aggregate principal amount of all Advances made by the Lender outstanding at such time; (ii) the aggregate Face Amount of all outstanding Letters of Credit; (iii) the aggregate Face Amount of all outstanding Trade Letters of Credit accepted by the Lender; and (iv) the aggregate Face Amount of all outstanding Bankers' Acceptances and completed Drafts which the Lender has purchased or arranged to have purchased."

    (12) The definition of "Repayment Date" in Section 1.01 of the Loan Agreement is hereby deleted and the following substituted therefor:

    REPAYMENT DATE" means in respect to all Accommodations made hereunder, December 31, 1996, or such other date as determined pursuant to Section 8.06."

    SECTION 3. ADDITION OF SCHEDULE 12 TO LOAN AGREEMENT. Schedule 12, entitled "Form of Drawing Notice", attached hereto shall form an integral part of the Loan Agreement.

    SECTION 4. AMENDMENT  TO ARTICLE II  OF THE  LOAN AGREEMENT.   The title  of
Article II of the Loan Agreement "Advances and Letters of Credit" is hereby deleted and the following title substituted therefor:

    "Advances, Letters of Credit and Bankers' Acceptances".

    SECTION 5. AMENDMENT TO SECTION 2.03(1) OF THE LOAN AGREEMENT. Section 2.03(1) of the Loan Agreement is hereby amended by deleting the phrase "specified in the applicable Notice of Borrowing" appearing after the phrase "Type of Advance" and substituting the phrase "resulting from the Lender's actions pursuant to Section 2.02(1)(ii)".

    SECTION 6. AMENDMENT TO SECTION 2.06 OF THE LOAN AGREEMENT. Section 2.06 of the Loan Agreement is hereby amended by deleting the first sentence of such Section which begins with the phrase "Subject to Section 2.08," and substituting the following therefor:

    "Subject to Section 2.08, the Borrower shall pay interest on the unpaid principal amount of each Canadian Dollar Advance made to it from the date of such Canadian Dollar Advance until such principal amount shall be repaid in full, at a rate per annum equal, (x) at any time prior to February 1, 1995, to the sum of the Prime Rate in effect from time to time plus 1.0% per annum; and (y) at any time on or after February 1, 1995, to the sum of the Prime Rate in effect from time to time plus .75% per annum, in each case, calculated daily and payable (i) in arrears on the last Business Day of each month in each year; and (ii) when such Canadian Dollar Advance become due and payable in full or is changed to a U.S. Base Dollar Advance pursuant to
    Section 2.03(2)."

    SECTION  7. AMENDMENT TO  ARTICLE II OF  THE LOAN AGREEMENT.   The following
provisions shall be added to the Loan  Agreement after Section 2.15 of the  Loan
Agreement:

           "SECTION 2.16 ACCEPTANCES AND DRAFTS. The Lender agrees, on the terms and conditions of this Agreement and from time to time on any
       Business Day prior to the Repayment Date to create acceptances ("Bankers' Acceptances") by accepting Drafts of the Borrower provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Outstanding Principal Obligations shall not, at the time of creation of each Bankers' Acceptance and shall not as a result of such issue, exceed the Lending Limit, and (iii) the amounts outstanding under Bankers' Acceptances at the time of creation of each Bankers' Acceptance and shall not as a result of such issue, exceed the lesser of (x) U.S. $3,750,000 and (y) 50% of the Outstanding Principal Obligations. Bankers' Acceptances shall be created by the Lender (i) upon the Borrower paying the Drawing Fee into the Canadian Dollar Account; or (ii) at the option of the Lender, upon the purchase of such Bankers' Acceptances by the Lender pursuant to Section 2.18(3).

           SECTION 2.17. FORM OF DRAFTS. Each Draft presented by the Borrower for acceptance by the Lender (i) shall be for a Face Amount of not less  than Cdn.  $500,000 and in  multiples of  Cdn. $100,000 thereafter;
       (ii) shall be dated the date of the Drawing; and (iii) shall mature and be payable by the Borrower (in common with all other Drafts presented in connection with such Drawing) on a Business Day which occurs not less than 30 and not more than 180 days after the Drawing Date and on or prior to the Repayment Date and which would not, in the opinion of the Lender, conflict with the repayment schedule set out in Section 2.05.

           SECTION 2.18. PROCEDURE FOR DRAWING. (1) Each Drawing shall be made on notice (a "Drawing Notice") given by the Borrower to the Lender not later than 10:00 a.m. (Toronto time) on 2 Business Days' notice. Each Drawing Notice shall be in substantially the form of Schedule 12, or by telephone promptly confirmed in writing, containing the same information as would be contained in a Drawing Notice, shall be irrevocable and binding on the Borrower and shall specify (i) the Drawing Date; (ii) the aggregate Face Amount of Drafts to be created; (iii) the contract maturity date for such Drafts; and (iv) in respect of any Bankers'
       Acceptances which  are not  to be  purchased by  the Lender  pursuant  to
       Section  2.18(3), (x) the  serial numbers of the  Drafts' to be accepted,
       (y) the name of the purchaser of such Drafts, and (3) the proceeds to be received by the Borrower for such Drafts.

       (2) Not later than 12:00 noon (Toronto time) on the Drawing Date specified for a relevant Drawing, the Lender (i) shall complete one or more Drafts dated the date of such Drawing in an aggregate Face Amount equal to the amount of such Drawing and with the maturity date specified by the Borrower in its Drawing Notice; (ii) shall accept the Drafts; and (iii) may purchase the Bankers' Acceptances thereby created in the manner provided in Section 2.18(3).

       (3) The Borrower shall request a quotation from the Lender for the purchase of any and all Bankers' Acceptances created hereunder on or before the Drawing Date for such Bankers' Acceptances. The purchase price for any Bankers' Acceptances which may be purchased by the Lender shall be paid and satisfied by the Lender crediting the Canadian Dollar Account with Canadian Dollars in an amount equal thereto.

       (4) Bankers' Acceptances purchased by the Lender, hereunder may be held by it for its own account until the contract maturity date or sold by it at any time prior thereto in any relevant market therefor in Canada, in the Lender's sole discretion.

           SECTION 2.19. PRESIGNED DRAFT FORMS. To enable the Lender to make Drawings in the manner specified in this Article 2, the Borrower shall supply the Lender with such number of Drafts as the Lender may reasonably request, duly endorsed and executed on behalf of the Borrower. The Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. The Lender will, upon request by the Borrower, promptly advise the Borrower of the number and designations, if any, of the uncompleted Drafts then held by it. The signature of any daily authorized officer of the Borrower on a Draft may be mechanically reproduced in facsimile and Drafts and Bankers' Acceptances bearing such facsimile signature shall be binding upon the Borrower as if they had been manually signed by such officers. Notwithstanding that any of the individuals whose manual or facsimile signature appears on any Draft as one of such officers may no longer hold office at the date thereof or at the date of its acceptance by the Lender hereunder or at any time thereafter, any Draft or Bankers' Acceptance so signed shall be valid and binding upon the relevant Borrower.

           SECTION 2.20. PAYMENT, CONVERSION OR RENEWAL OF BANKERS' ACCEPTANCES. (1) Upon the maturity of a Bankers' Acceptance or
       Draft,  the  Borrower  may  (i) elect  to  issue  a  replacement Bankers'
       Acceptance or  Draft,  by giving  a  Drawing Notice  in  accordance  with
       Section 2.18(1); or (ii) pay, on or before 11:00 a.m. (Toronto time) on the maturity date such Bankers' Acceptance or Draft, an amount in Canadian Dollars equal to the Face Amount of such Bankers' Acceptance or Draft (notwithstanding that the Lender may be the holder thereof at maturity) by deposit of the required funds to the Canadian Dollar Account. Any such payment shall satisfy the Borrower's obligations under the Bankers' Acceptances to which it relates and the Lender shall thereafter be solely responsible for the payment of such Bankers' Acceptances.

    (2)If the Borrower fails to pay any Bankers' Acceptance when due, or to issue a replacement Bankers' Acceptance or Draft, in the Face Amount of such Bankers' Acceptance or Draft, pursuant to Section 2.20(1) the unpaid amount due and payable in respect thereof shall be converted, as of such date, to a Canadian Dollar Advance made by the Lender under the Credit Facility and shall bear interest calculated and payable as provided in this Article 2.

           SECTION 2.21 CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES
           UNAVAILABLE. (1) If the Lender determines in good faith, which determination shall be final, conclusive and binding upon the Borrower, and notifies the Borrower that, by reason of circumstances affecting the money market, there is no market for Bankers' Acceptances, then,

    (a)the right of the Borrower to request a Drawing shall be suspended until the Lender determines that the circumstances causing such suspension no longer exist and the Lender so notifies the Borrower; and

    (b)any Drawing Notice which is outstanding shall be cancelled and the Drawing requested therein shall not be made.

    (2)The Lender shall promptly notify the Borrower of the suspension of the Borrower's right to request a Drawing and of the termination of any such suspension.

           SECTION 2.22 PREPAYMENTS. Except as required by Section 8.01, no prepayment of Bankers' Acceptances shall be made by the Borrower to the Lender prior to the maturity date of such Bankers' Acceptances. If the Borrower shall prepay any Bankers' Acceptances as required by Section 8.01, then (unless such prepayment has been rescinded or otherwise is required to be returned by the Lender for any reason), as between the Borrower and the Lender, the Lender shall thereafter be solely responsible for the payment of the Face Amount of such Bankers' Acceptances to the holder or holders thereof in accordance with the terms thereof and shall indemnify the Borrower and hold the Borrower harmless against any liabilities, costs or expenses incurred by the Borrower as a result of any failure to pay such Bankers' Acceptances in accordance with their terms."

    SECTION    8.    AMENDMENT    TO   SUBSECTION    3.01(2)    OF    THE   LOAN
AGREEMENT. Subsection 3.01(2) of the Loan Agreement is hereby deleted and the following substituted therefor:

    "(2)
       The aggregate Notional Amount of all Foreign Exchange Hedging Arrangements at any time shall not exceed (i) U.S. $10,000,000 or the Equivalent Cdn. $Amount, in the case of any time prior to February 1, 1995; and (ii) U.S. $15,000,000 or the Equivalent Cdn. $Amount, in the case of any time on and after February 1, 1995".

    SECTION 9. AMENDMENT TO SECTION 7.01 OF THE LOAN AGREEMENT. The phrase "("Events of Default", and "Default" means any event which constitutes an Event of Default)", which appears in the second line of the Section, is hereby deleted and the following substituted therefor: "(each being an "Event of Default")".

    SECTION    10.    AMENDMENT   TO    SUBSECTION    8.07(1)   OF    THE   LOAN
AGREEMENT. Subsection 8.07(1) of the Loan Agreement is hereby deleted and the following substituted therefor:

    "(1)
       A non-refundable standby fee shall be paid by the Borrower calculated on the average daily difference between the Commitment at that time and the Outstanding Principal Obligations, at a rate of (i) at any time prior to February 1, 1995, .375% per annum; and (ii) on and after February 1, 1995, .25% per annum, in each case, payable monthly in arrears, on the last Business Day of each month in accordance with the terms hereof up to and including the Repayment Date".

    SECTION 11. EFFECTIVENESS. This First Loan Amending Agreement shall become effective on and as of the date (such date being referred to as the "First Amendment effective Date") on which the Lender receives: (i) counterparts of this First Loan Amending Agreement executed and delivered by duly authorized officers of the Borrower and Cantel respectively; and (ii) a favourable opinion from counsel to each of the Borrower and Cantel respectively; (in each case together with original, certified or photostatic copies of all certificates on which reliance is made in such opinions).

    SECTION 12. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On and as of the First Amendment Effective Date and after giving effect to this First Loan Amending Agreement, the Borrower and Cantel jointly and severally (a) confirm, reaffirm and restate the representations and warranties set forth in Article 5 of the Loan Agreement, as amended by this First Loan Amending Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Borrower and Cantel jointly and severally confirm, reaffirm and restate such representations and warranties for such earlier date in all material respects, provided that the references therein shall be deemed to be to the Loan Agreement as amended by this First Loan Amending Agreement; and (b) represent that no Default or Event of Default has occurred and is continuing.

    SECTION 13. EFFECT ON LOAN DOCUMENTS. Except as the Loan Agreement is specifically amended hereby, the Loan Agreement shall remain in full force and effect, unamended, and is hereby ratified and confirmed, and each of the parties hereto acknowledges and agrees that nothing contained in this First Loan Amending Agreement shall be construed as a rescission, novation or replacement of the Loan Agreement, or as a repayment and readvance thereunder.

    SECTION 14. REFERENCE TO THE LOAN AGREEMENT. On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Loan Agreement in the Security Documents and all other agreements, documents and instruments delivered by all or any one or more of the Bank, The Borrower and any other Person, shall mean and be a reference to the Loan Agreement as amended hereby.

    SECTION 15. CONFIRMATION OF SECURITY. The Borrower hereby confirms that the Security Documents to which it is a party continue to remain in full force and effect, unamended, for the benefit of the Lender and continue to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

    SECTION 16. CONFIRMATION OF GUARANTEE. Cantel hereby confirms that the Letter of Guarantee remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities and obligations of the Borrower under the Loan Agreement as amended hereby.

    SECTION 17. CONFIRMATION OF POSTPONEMENT AGREEMENT. Cantel hereby confirms that the Postponement Agreement remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

    SECTION 18. NO WAIVER. The execution, delivery and effectiveness of this First Loan Amending Agreement shall into operate as a waiver of any right, power or remedy of the Lenders under the Loan Agreement or any other agreements or instruments delivered in connection therewith or pursuant thereto.

    SECTION 19. EXPENSES. The Borrower shall be obligated to reimburse the Lender for all its reasonable costs and expenses (including without limitation, reasonable legal expenses) incurred in connection with the preparation, execution and delivery of this First Loan Amending Agreement.

    SECTION 20. GOVERNING LAW. This First Loan Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and Canada applicable therein and shall be treated in all respects as an Ontario contract.

    SECTION 21. COUNTERPARTS. This First Loan Amending Agreement may be executed in any number of counterparts, each of which shall be deemed an original and which, taken together, shall constitute one and the same instrument.

    IN THE WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           CARSEN GROUP INC.

                           Per: ___/s/_Edward E. Meltz___________
                              Authorized Signing Officer


                           Per: ___/s/_William Vella_____________
                              Authorized Signing Officer

                           CANTEL INDUSTRIES INC.

                           Per: _________________________________
                              Authorized Signing Officer


                           Per: _________________________________
                              Authorized Signing Officer

                           NATIONAL BANK OF CANADA

                           Per: _________________________________
                              Authorized Signing Officer

                           Per: _________________________________
                              Authorized Signing Officer

    SECTION 21. COUNTERPARTS. This First Loan Amending Agreement may be executed in any number of counterparts, each of which shall be deemed an
original  and  which,  taken  together,  shall  constitute  one  and  the   same
instrument.

    IN THE WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           CARSEN GROUP INC.

                           Per: _________________________________
                              Authorized Signing Officer


                           Per: _________________________________
                              Authorized Signing Officer

                           CANTEL INDUSTRIES INC.

                           Per: ___/s/_James P. Reilly___________
                              Authorized Signing Officer



                           Per: ___/s/Darwin C. Dornbush_________
                              Authorized Signing Officer

                           NATIONAL BANK OF CANADA

                           Per: ___/s/_William Crossland_________
                              Authorized Signing Officer

                           Per: ___/s/_Lili Shane________________
                              Authorized Signing Officer

    SECTION 21. COUNTERPARTS. This First Loan Amending Agreement may be executed in any number of counterparts, each of which shall be deemed an original and which, taken together, shall constitute one and the same instrument.

    IN THE WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           CARSEN GROUP INC.

                           Per: ___/s/_Edward E. Meltz___________
                              Authorized Signing Officer


                           Per: ___/s/_William Vella______________
                              Authorized Signing Officer

                           CANTEL INDUSTRIES INC.

                           Per: _________________________________
                              Authorized Signing Officer


                           Per: _________________________________
                              Authorized Signing Officer

                           NATIONAL BANK OF CANADA

                           Per: ___/s/_William Crossland_________
                              Authorized Signing Officer

                           Per: ___/s/_Lili Shane________________
                              Authorized Signing Officer

                                                                     SCHEDULE 12

                             FORM OF DRAWING NOTICE

                                                                          [DATE]
National Bank of Canada
Attention:         -

Dear Sirs:

    The undersigned, Carsen Group Inc. (the "Borrower"), refers to the loan agreement dated as of October 29, 1993, as amended, supplemented or restated from time to time (the "Loan Agreement", the terms defined therein being used herein as therein defined) among the Borrower, Cantel and the Lender and hereby gives you notice pursuant to Section 2.18(1) of the Loan Agreement that the Borrower hereby requests a Drawing under the Loan Agreement, and, in that connection sets forth below the information relating to such Drawing (the "Proposed Drawing") as required by Section 2.18(1) of the Loan Agreement:

(a) The Drawing Date of the Proposed Drawing, being a Business Day, is -.

(b) The aggregate Face Amount of Drafts to be accepted and purchased in Cdn. $-(1).

(c) The maturity date for such Drafts is -, representing a term to maturity of approximately - days(2).

(d) The serial numbers of such Drafts are -(3).

(e) The name of the purchaser of such Drafts is -.

(f) The proceeds to be received by the Borrower for such Drafts are Cdn. $-.

[(g)In the case of a conversion, insert principal amount and the particulars of the Type of Advance to be converted.]

                                          Yours truly,

                                          CARSEN GROUP INC.

                                          Per:
                                          Authorized Signatory
------------------------
 (1) Specify a minimum of $500,000 and an integral multiple of $100,000.

 (2) Specify number of days between 30 and 180 days.

 (3) Omit items (d), (e) and (f) if the Lender is to purchase the Bankers' Acceptances.

                                       13